UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 25, 2006
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 25, 2006, Millennium Cell Inc. (the “Registrant”) entered into a Change in Control Agreement (each, an “Agreement” and, together, the “Agreements”) with each of Adam Briggs, its President, John Battaglini, its Vice President of Sales, Marketing and Product Management, John Giolli, its Chief Financial Officer, Rex Luzader its Vice President of Government Relations, and George Zalepa, its Vice President of Administration (each an “Executive”). The Agreements for Messrs. Briggs, Battaglini, Giolli and Luzader replace and supersede the prior Change in Control Agreements that the Registrant had with each such Executive. The prior Change in Control Agreements with Messrs. Briggs, Giolli and Luzader expired in July 2006 and the prior Change in Control Agreement with Mr. Battaglini was set to expire in January 2007.

Pursuant to each Agreement, in the event of a termination of the Executive’s employment within two years following, or in anticipation of, a Change of Control (as defined in the Agreement) (a) by the Registrant without Cause (as defined in the Agreement) or (b) by the Executive for Good Reason (as defined in the Agreement), the Executive is entitled to (i) a general entitlement of: (1) a prompt lump sum payment equal to the Executive’s unpaid annual Base Salary through the date of termination, (2) any payments in lieu of unused vacation time prior to the date of termination, (3) any annual or discretionary bonus payments earned but not yet paid for any calendar year prior to the year of termination, and (4) reimbursement of business expenses incurred by the Executive through the date of termination but not yet paid to Executive, and (ii) a change-in-control entitlement consisting of (1) a prompt lump sum payment equal to two (2) times the sum of (x) the Executive’s annual Base Salary, at the rate in effect immediately before any such termination, and (y) the average of the Executive’s annual bonuses for the previous three calendar years, (2) continuing coverage for employee benefits under the Registrant’s insurance programs for the two-year period immediately following such termination, (3) immediate and unconditional vesting of any unvested stock options and stock grants previously granted to the Executive and the right, for one year following such termination, to exercise any stock options or stock grants held by the Executive.

The above summary of the Agreements is qualified in its entirety by the full text of the form of the Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Change in Control Agreement of Millennium Cell Inc. dated as of September 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium Cell Inc.

By: /s/John D. Giolli
Name: John D. Giolli, CPA
Title: Chief Financial Officer

Date: September 29, 2006

EXHIBIT INDEX

10.1	Form of Change in Control Agreement of Millennium Cell Inc. dated as of September 25, 2006.